Filed Pursuant to Rule 497(e)

Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Growth Innovators ETF
(the “Fund”)

Supplement dated March 10, 2025, to the Fund’s
Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”),
each dated April 29, 2024, as supplemented and amended to date

This supplement amends certain information in the Fund’s Prospectus and SAI. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

New Fee Waiver Arrangements

On February 12, 2025, the Fund entered into a new fee waiver agreement with the Adviser, effective March 10, 2025, whereby the Adviser has contractually agreed to waive the Fund’s management fee of 0.90% on the first $25 million in net assets. Accordingly, the changes below are hereby made to the Fund’s Prospectus and SAI to reflect the new fee waiver arrangements.

On page 2 of the Prospectus, under the section titled “SUMMARY OF THE FUND” and the heading “Fees and Expenses of the Fund,” the fee and expense table is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.90%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.90)%
Total Annual Fund Operating Expenses After Fee Waiver	0.00%

(1)	“Other Expenses” are based on the amounts for the fiscal year ended December 31, 2024.
(2)	The Adviser has contractually agreed to waive the Fund’s management fee of 0.90% on the first $25 million in net assets. The fee waiver agreement for the Growth Innovators Fund will continue until at least April 30, 2026. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

On page 2 of the Prospectus, under the section titled “SUMMARY OF THE FUND” and the heading “Expense Example,” the disclosure is deleted in its entirety and replaced with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$197	$410	$1,025

On page 88-89 of the Prospectus, under the section titled “MANAGEMENT OF THE FUNDS,” in the paragraph captioned “Fee Waivers,” is disclosure is supplemented with the following:

“The Adviser has contractually agreed to waive the Growth Innovators Fund’s management fees of 0.90% on the Fund’s first $25 million in net assets. The fee waiver agreement will continue until at least April 30, 2026. The fee waiver agreement may be terminated only by, or with the consent of, the Board.”

On page 37 of the SAI, in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES,” the disclosure is supplemented with the following:

“The Adviser has contractually agreed to waive the Growth Innovators Fund’s management fees of 0.90% on the Fund’s first $25 million in net assets. The fee waiver agreement will continue until at least April 30, 2026. The fee waiver agreement may be terminated only by, or with the consent of, the Board.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE